Exhibit 99.1


                           CONSTRUCTION LOAN AGREEMENT

        THIS CONSTRUCTION LOAN AGREEMENT dated April ___, 2005, is made by THE FROST NATIONAL BANK, a national banking association ("LENDER"), whose address is P.O. Box 1600, San Antonio, Texas 78296, and BEHRINGER HARVARD NORTHWEST HIGHWAY LP, a Texas limited partnership ("BORROWER"), whose address is 100 Main Street, Dallas, Texas 75208.

                                    ARTICLE I
                          DEFINITIONS AND USE OF TERMS

        1.01 CERTAIN DEFINITIONS. As used herein, the following terms have the meanings indicated, unless the context otherwise requires:

                "ADVANCE" means a disbursement by Lender of any of the proceeds of the Loan or Borrower's Deposit.

                "AFFIDAVIT OF BORROWEr" means a sworn affidavit of Borrower (and such other parties as Lender may require) to the effect that all statements, invoices, bills, and other expenses incident to the acquisition of the Property and the construction of the Improvements incurred to a specified date, whether or not specified in the Approved Budget, have been paid in full, except for (a) acquisition of the Land; (b) amounts retained pursuant to a Construction Contract, and (c) items to be paid from the proceeds of an Advance then being requested or in another manner satisfactory to Lender.

                "AGREEMENT" means this Construction Loan Agreement, as the same may from time to time be amended or supplemented.

                "APPLICATION FOR ADVANCE" means a written application by Borrower (and such other parties as Lender may require) to Lender, on a form approved by Lender, specifying by name, current address, and amount all parties to whom Borrower is obligated for labor, materials, or services supplied for the construction of the Improvements and all other expenses incident to the Loan, the Property, and the construction of the Improvements, whether or not specified in the Approved Budget, requesting an Advance for the payment of such items, containing, if requested by Lender, an Affidavit of Borrower, accompanied by such documents as Lender may reasonably request.

                "APPROVED BUDGET" means a budget and cost itemization prepared by Borrower, and approved in writing by Lender, specifying the cost by item of
(a) all labor, materials, and services necessary for the construction of the Improvements in accordance with the Plans, and all Governmental Requirements; and (b) all other expenses anticipated by Borrower incident to the Loan, the Property, and the construction of the Improvements. The Approved Budget is attached hereto as EXHIBIT D.

                "BORROWER" means all parties named Borrower in the first paragraph of this Agreement.


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                                                                    Exhibit 99.1


                "BORROWER'S DEPOSIT" means such cash sums as Lender may reasonably deem necessary in accordance with SECTION 4.12 hereof.

                "BUSINESS DAY" means a day other than a Saturday, Sunday or a day on which commercial banks in San Antonio, Texas, are authorized to be closed.

                "CLOSING DATE" means the Closing Date specified in EXHIBIT C.

                "CODE" means the Uniform Commercial Code of the State of Texas or of any other state having jurisdiction with respect to any of the Rights of Lender under the Loan Documents.

                "COMMITMENT FEE" means the Commitment Fee specified in EXHIBIT B, to be paid to Lender in consideration of the commitment of Lender to make the proceeds of the Loan available to Borrower from time to time during the term of, and as provided in, this Agreement. Unless otherwise provided in EXHIBIT B, the Commitment Fee shall be paid to Lender on the date hereof.

                "COMPLETION DATE" means the Completion Date specified in EXHIBIT C.

                "CONSTRUCTION CONTRACT" means each agreement made by Borrower for construction of the Improvements.

                "CONTRACTOR" means each Person with whom Borrower makes a Construction Contract.

                "CONTRACTOR'S AGREEMENT" means a written agreement (if expressly required to be delivered by Borrower on EXHIBIT B to this Agreement) duly executed by Contractor in favor of Lender (a) consenting to the assignment and encumbrance hereunder of the Construction Contract; (b) agreeing to continue performance under the Construction Contract at the request and for the benefit of Lender or its designee; (c) subordinating all liens, security interests and claims of Contractor against the Property or Borrower, to those of Lender under the Loan Documents; and (d) respecting such other matters as Lender may require.

                "CURRENT DATE" means a date within thirty (30) days prior to the Closing Date.

                "DEBTOR RELIEF LAWS" means any applicable liquidation, conservatorship, bankruptcy, moratorium, arrangement, insolvency, reorganization, or other similar laws, domestic or foreign, including but not limited to those in Title 11 of the United States Code, as amended from time to time, affecting the rights or remedies of creditors generally, as in effect from time to time.

                "DEED OF TRUST" means the Deed of Trust, Security Agreement and Financing Statement covering the Land and Improvements to secure payment and performance of the Obligation.

                "DEFAULT" has the meaning set forth in ARTICLE V and in any other provision hereof using the term.

                "ENGINEER" means Borrower's engineer licensed in the State of Texas, acceptable to Lender, and named in EXHIBIT C.

                "ENGINEER'S AGREEMENT" means a written agreement duly executed by Engineer in favor of Lender (a) consenting to the assignment and encumbrance hereunder of the Plans and of


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                                                                    Exhibit 99.1


Borrower's Rights in the Engineering Contract, if any; (b) agreeing to continue performance under the Engineering Contract, if any, at the request and for the benefit of Lender or its designee; (c) certifying that the Plans comply with all applicable Governmental Requirements (and have been approved, if required), and that the Improvements if constructed substantially in accordance with the Plans will have direct and free access (adequate for the intended uses of the Land and Improvements) to and connection with one or more dedicated public streets and thoroughfares and water, storm and sanitary sewer, drainage, gas, electric and telephone lines, pipes, facilities and services; (d) subordinating all liens, security interests and claims of Engineer against the Property, Borrower and the Plans, to those of Lender under the Loan Documents; and (e) respecting such other matters as Lender may require.

                "ENGINEERING CONTRACT" means a written agreement between Borrower and Engineer for engineering services pertaining to construction of the Improvements.

                "FINANCIAL STATEMENTS" means financial information of Borrower and of Guarantor, as set forth in SECTION 4.16 hereof, as, at the time in question, have been most recently furnished to Lender.

                "GOVERNMENTAL AUTHORITY" means the United States, the state, the county, the city or any other political subdivision in which the Property is located, and any court or political subdivision, agency, or instrumentality having jurisdiction over Borrower, Guarantor or the Property.

                "GOVERNMENTAL REQUIREMENTS" means all statutes, laws, ordinances, rules, regulations, orders, writs, injunctions or decrees of any Governmental Authority applicable to Borrower, Guarantor or the Property.

                "GUARANTOR" means, jointly and severally, the guarantors (whether one or more) named in EXHIBIT C.

                "GUARANTY" means a continuing guaranty (whether one or more) of the Obligation executed by Guarantor.

                "IMPROVEMENTS" means the Improvements identified in EXHIBIT C and more particularly described in the Plans, and any items, related to the construction, installation, equipping or decoration of the Improvements, required by any lease but not covered by the Plans.

                "INSPECTING ARCHITECTS/ENGINEERS" means Inspecting Architects/Engineers, if any, specified by Lender from time to time.

                "LAND" means the real estate described in EXHIBIT A.

                "LENDER" means Lender named in the first paragraph of this Agreement and its successors and assigns, in whole or in part.

                "LOAN" means the Loan by Lender to Borrower pursuant to this Agreement.

                "LOAN DOCUMENTS" means this Agreement, the Note, the Guaranty, the Deed of Trust, and such other documents evidencing, securing or pertaining to the Loan as shall from time to time be executed and delivered to Lender by Borrower, Guarantor or any other party pursuant to this Agreement, including, without limitation, each Affidavit of Borrower, each Application for


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                                                                    Exhibit 99.1


Advance, and the Approved Budget, and any future amendments or supplements hereto or thereto.

                "MARGIN STOCK" has the meaning given thereto in Section 221.3(v) of Regulation U, promulgated by the Board of Governors of the Federal Reserve System, F.R.S. Reg. U., 12 C.F.R. part 221 (January 1, 1983 revision), as amended from time to time.

                "MATERIAL ADVERSE CHANGE" means any occurrence or combination of occurrences which could reasonably be expected to be material and adverse to the financial condition or business operation of Borrower or Guarantor or which could reasonably be expected to cause a Default.

                "NOTE" means the Promissory Note made by Borrower payable to the order of Lender in the maximum amount of and evidencing the Loan.

                "OBLIGATION" means all present and future indebtedness, obligations and liabilities of Borrower to Lender arising pursuant to this Agreement or any of the other Loan Documents or otherwise, and any renewals, extensions or amendments thereof, or any part thereof, regardless of whether such indebtedness, obligations and liabilities are direct, indirect, fixed, contingent, liquidated, unliquidated, joint, several or joint and several.

                "PERSON" means any individual, firm, corporation, association, partnership, joint venture, trust, other entity, unincorporated organization or Governmental Authority.

                "PLANS" means the final working drawings and specifications for the construction of the Improvements (including soil reports and engineering calculations) prepared by Engineer and as modified or supplemented from time to time and approved by Lender, Borrower, any lessee of the Property, if applicable, and, to the extent necessary, by each Governmental Authority.

                "PRINCIPAL DEBT" means the aggregate unpaid balance of all Advances of the Loan and all other principal indebtedness, if any, under the Note at the time in question.

                "PROPERTY" means the Land, the Improvements and all other property, real and personal, now or hereafter subject to a right, lien or security interest to secure the Loan as described herein, in the Deed of Trust or in any of the other Loan Documents.

                "RIGHTS" means rights, remedies, powers and privileges.

                "SECURITY AGREEMENT" means the security agreement contained in the Deed of Trust securing the payment and performance of the Obligation, covering as collateral the personal property (including money), tangible and intangible, used or useful in connection with, or arising out of any part of, the Property and any additional collateral specified in EXHIBIT B and the proceeds of the collateral.

                "SURVEY" means a survey of the Land consisting of a plat and field notes, prepared by a licensed surveyor acceptable to Lender and the Title Company which survey shall: (a) reflect the actual dimensions of the Land, the gross and net area of the Land, the location of any easements, rights-of-way, setback lines, encroachments or overlaps thereof or thereover and the outside boundary lines of any improvements located thereon; (b) identify by recording reference any easements, setback lines or other matters referred to in the Title Commitment; (c) include the surveyor's registration number and seal and the date of the Survey; (d) include a surveyor's


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                                                                    Exhibit 99.1


certificate acceptable to Lender; (e) reflect that the Land has access to and from a publicly dedicated street, roadway or highway; (f) be sufficient to cause the Title Company to delete the "survey exception" in Schedule B of the Title Policy to the extent permitted by the rules of the State Board of Insurance; and
(g) reflect the area within the Land that has been designated by the Federal Insurance Administration, the Army Corps of Engineers or any other governmental agency or body as being subject to special or increased flood hazards.

                "TITLE COMPANY" means the title company or title companies named in EXHIBIT C.

                "TITLE POLICY" means a mortgagee title insurance policy (or policies), and any reinsurance agreement (or agreements) issued by the Title Company in accordance with EXHIBIT E.

        1.02 HEADINGS. The headings, captions, and arrangements used in any of the Loan Documents are, unless specified otherwise, for convenience only and shall not be deemed to limit, amplify, or modify the terms of the Loan Documents nor to affect the meaning thereof.

        1.03 NUMBER AND GENDER OF WORDS. Whenever herein the singular number is used, the same shall include the plural where appropriate, and words of any gender shall include each other gender where appropriate. Reference herein to Borrower or to Guarantor shall mean, jointly and severally, each Person comprising same.

        1.04 MONEY. Unless stipulated otherwise, all references herein or in any of the Loan Documents to "Dollars," "money," "payments," or other similar financial or monetary terms are references to currency of the United States of America.

        1.05 ARTICLES, SECTIONS AND EXHIBITS. All references herein to Articles and Sections are, unless specified otherwise, references to articles and sections of this Agreement. All references herein to an "Exhibit," "Annex" or "Schedule" are references to exhibits, annexes or schedules attached hereto, all of which are made a part hereof for all purposes, the same as if set forth herein verbatim, it being understood that if any exhibit, annex or schedule attached hereto, which is to be executed and delivered, contains blanks, the same shall be completed correctly and in accordance with the terms and provisions contained and as contemplated herein prior to or at the time of the execution and delivery thereof. The words "herein," "hereof," "hereunder" and other similar compounds of the word "here" when used in this Agreement shall refer to the entire Agreement and not to any particular provision or section.

                                   ARTICLE II
                          COMMITMENT TO LEND; ADVANCES

        2.01 COMMITMENT TO LEND. Subject to and upon the terms, covenants, and conditions hereof, Lender hereby agrees to lend to Borrower an aggregate sum not in excess of FOUR MILLION FIVE HUNDRED FIFTY THOUSAND AND NO/100 DOLLARS ($4,550,000.00), in Advances, from time to time prior to 2:00 p.m., San Antonio, Texas, time on the Completion Date. An amount repaid may not be reborrowed.

        2.02 INTEREST. Interest at the rate specified in the Note shall be computed on the Principal Debt which exists from time to time and shall be computed with respect to each Advance only from the date of the Advance.


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                                                                    Exhibit 99.1


        2.03 PROCEDURE FOR BORROWING. Lender shall not be required to make Advances more frequently than specified in EXHIBIT C. Each Application for Advance shall be submitted by Borrower to Lender a reasonable time (but not less than five Business Days) prior to the requested date (which must be a Business
Day) of the Advance. Except as Lender may otherwise determine from time to time, each Advance will be made at Lender's principal office.

        2.04 ADVANCES. Advances shall be made only for costs and expenses specified in the Approved Budget, and then only for work performed, services rendered or materials furnished; no Advance shall be made for advance or unearned payments. Advances for payment of costs of construction of the Improvements shall be made only after actual commencement of construction of the Improvements and shall not exceed the aggregate of (a) the costs of labor, materials and services incorporated into the Improvements in a manner acceptable to Lender, plus (b) if approved by Lender, the purchase price of all uninstalled materials to be utilized in the construction of the Improvements stored on the Property, or elsewhere with the written consent of and in a manner acceptable to Lender, less (c) retainage, if any, specified in EXHIBIT C, and less (d) all prior Advances for payment of costs of labor, materials and services for the construction of the Improvements. Without limitation of other conditions applicable thereto, the final Advance, including all retainage, if applicable, will not be made until Lender has received the following: (1) an Affidavit of Completion complying with ss.53.106 of the Texas Property Code and a completion certificate from Engineer and from Inspecting Architects/Engineers, if any, (2) evidence that all Governmental Requirements have been satisfied, (3) evidence that no mechanic's or materialmen's liens or other encumbrances have been filed and remain in effect against the Property, and (4) final lien releases or waivers by Engineer, Contractor and all subcontractors, materialmen and other parties who have supplied labor, materials or services for the construction of the Improvements, or who otherwise might be entitled to claim a contractual, statutory or constitutional lien against the Property, and (5) evidence reasonably acceptable to Lender verifying that the Improvements as completed do not encroach on any boundary line, easement, building setback line or other restricted area. To the extent that the Improvements are divided into phases or identifiable segments, references in the preceding sentence to a final Advance shall include each final Advance with respect to such a phase or segment.

        2.05 CONDITIONS TO THE FIRST ADVANCE. As conditions precedent to the first Advance, Borrower must satisfy the conditions required hereby and execute and deliver to, procure for and deposit with, and pay to Lender, and if appropriate record in the proper records with all filing and recording fees paid, the documents, certificates, and other items referred to in EXHIBIT B, together with such other documents, certificates and items as Lender may reasonably require from time to time. Except as otherwise specifically provided herein or agreed in writing by Lender, all such documents, certificates and other items shall bear a Current Date.

        2.06 CONDITIONS TO EACH ADVANCE. As conditions precedent to each Advance, including the first Advance, in addition to all other requirements herein, Borrower must satisfy the following requirements and, if required by Lender, deliver to Lender evidence of such satisfaction:

                (a) All conditions precedent to the first Advance or stated elsewhere herein shall have been satisfied.

                (b) There shall then exist no Default nor shall there have occurred any event which with the giving of notice or the lapse of time, or both, could become a Default.

                (c) The representations and warranties made in this Agreement shall be true and correct on and as of the date of each Advance, and the request for an Advance shall constitute


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                                                                    Exhibit 99.1


the representation and warranty by Borrower that such representations and warranties are true and correct at such time.

                (d) The Title Policy shall be endorsed and extended, if required by Lender, to cover each Advance with no additional title exceptions objectionable to Lender.

                (e) Borrower shall procure and deliver to Lender, if required by Lender, releases or waivers of mechanic's liens and receipted bills showing payment of all amounts due to all parties who have furnished materials or services or performed labor of any kind in connection with the construction of any of the Improvements or otherwise with respect to the Property.

                (f) An inspection of and acceptable report on the Improvements by Inspecting Architects/Engineers, at Borrower's sole cost and expense.

                (g) The sum of the Principal Debt plus the amount of the requested Advance shall not be in excess of the amount then available under
SECTION 2.01.

        2.07 APPROVED BUDGET ALLOCATIONS. Lender shall not be obligated to make an Advance of an item allocated in the Approved Budget to the extent that the amount of the Advance of such item when added to the amount of prior Advances of such item would exceed the amount allocated to such item in the Approved Budget. Lender reserves the right to make Advances which are allocated to any of the items in the Approved Budget for such other items therein or in such different proportions as Lender may, in its sole discretion, deem necessary or advisable. Borrower may not reallocate items of cost in or change the Approved Budget without the prior written consent of Lender which will not be unreasonably conditioned, delayed or withheld.

        2.08 NO WAIVER. No Advance shall constitute a waiver of any condition precedent to the obligation of Lender to make any further Advance or preclude Lender from thereafter declaring the failure of Borrower to satisfy such condition precedent to be a Default.

        2.09 CONDITIONS PRECEDENT FOR THE BENEFIT OF LENDER. All conditions precedent to the obligation of Lender to make any Advance are imposed hereby solely for the benefit of Lender, and no other party may require satisfaction of any such condition precedent or be entitled to assume that Lender will refuse to make any Advance in the absence of strict compliance with such conditions precedent. Any requirement of this Agreement may be waived by Lender, in whole or in part, at any time. Any requirement herein of submission of evidence of the existence or nonexistence of a fact means that the fact shall exist or not exist, as the case may be, and without waiving any condition or any obligation of Borrower, Lender may at all times independently establish to its satisfaction such existence or nonexistence.

        2.10 SUBORDINATION. Lender shall not be obligated to make, and Borrower shall not be entitled to, any Advance until such time as Lender shall have received, to the extent requested by Lender, subordination agreements from Engineer, Contractor and all other Persons furnishing labor, materials or services for the design or construction of the Improvements, subordinating to the lien of the Deed of Trust and the Rights of Lender thereunder any lien, claim or charge they may have against Borrower or the Property.


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                                                                    Exhibit 99.1


                                   ARTICLE III
                   REPRESENTATIONS AND WARRANTIES OF BORROWER

        Borrower hereby represents and warrants as follows:

        3.01 FINANCIAL STATEMENTS. The Financial Statements are true, correct and complete as of the dates specified therein and fully and accurately present the financial condition of Borrower and of Guarantor as of the dates specified. Since the date of the Financial Statements, no Material Adverse Change has occurred in the financial condition of Borrower or Guarantor nor, except as heretofore disclosed in writing to Lender, has Borrower or Guarantor incurred any material liability, direct or indirect, fixed or contingent. Borrower is solvent.

        3.02 SUITS, ACTIONS, ETC. There are no actions, suits or proceedings pending or to the knowledge of Borrower threatened before or by any Governmental Authority against or affecting Borrower, Guarantor or the Property, or involving the validity, enforceability or priority of any of the Loan Documents. Neither Borrower nor Guarantor is, and the consummation of the transactions contemplated hereby and the performance or satisfaction of any of the terms or conditions hereof and of the other Loan Documents will not cause Borrower or Guarantor to be, in violation of or in default with respect to any Governmental Requirement or in default (or provide cause for acceleration of indebtedness) under any mortgage, deed of trust, lease, promissory note, loan agreement, credit agreement, partnership agreement or other agreement or restriction to which Borrower or Guarantor is a party or by which Borrower or Guarantor or the Property may be bound or affected. Borrower's development of the Land and Improvements and any sale or lease thereof by Borrower are and shall be exempt from the registration and reporting requirements of the Interstate Land Sales Full Disclosure Act and regulations thereunder as amended from time to time.

        3.03 STATUS OF BORROWER; VALID AND BINDING OBLIGATION. If Borrower is a corporation, partnership or other entity, Borrower is and shall until the Obligation is fully discharged continue to be (a) duly organized and validly existing and in good standing under the laws of the state of its organization, and in good standing under Texas law; (b) in compliance with all conditions prerequisite to its lawfully doing business in Texas; and (c) possessed of all power and authority necessary to own the Property, to construct and operate the Improvements, to enter into and perform Borrower's obligations under the Loan Documents and to make the borrowings contemplated hereby. All of the Loan Documents, and all other documents referred to herein to which Borrower or Guarantor is a party, upon execution and delivery will constitute valid and binding obligations of Borrower or Guarantor, as the case may be, enforceable in accordance with their terms except as the enforcement thereof may be limited by Debtor Relief Laws.

        3.04 TITLE TO THE PROPERTY. Borrower is the legal and equitable fee simple absolute owner of the Land and all improvements thereon subject only to title exceptions (specified in the Title Policy) which are hereafter accepted by Lender.

        3.05 COMMENCEMENT OF CONSTRUCTION. Prior to the recordation of the Deed of Trust, no work of any kind (including the destruction or removal of any existing improvements, site work, clearing, grubbing, draining or fencing of the
Land) shall have commenced or shall have been performed on the Land, no equipment or material shall have been delivered to or upon the Land for any purpose whatsoever, and no contract (or memorandum or affidavit thereof) for the supplying of labor, materials, or services for the construction of the Improvements shall have been executed or recorded in any mechanic's lien or other public records.


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                                                                    Exhibit 99.1


        3.06 PURPOSE OF LOAN. The proceeds of the Loan will be used for the purposes specified in the Approved Budget. Such proceeds are not and will not be used directly or indirectly for personal, family, household or agricultural purposes or for the purpose of purchasing or carrying any Margin Stock or for the purpose of extending credit to others for the purpose of purchasing or carrying any Margin Stock.

        3.07 NO FAILURE TO DISCLOSE. No representation or warranty made by Borrower under this Agreement and no document, instrument or certificate furnished, to be furnished or caused or to be caused to be furnished by Borrower or Guarantor to Lender in anticipation of or pursuant to this Agreement contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact necessary to make the statements contained therein not misleading.

                                   ARTICLE IV
                      COVENANTS AND AGREEMENTS OF BORROWER

        Borrower hereby covenants and agrees as follows:

        4.01 HAZARD AND OTHER INSURANCE. (a) Borrower shall obtain and maintain the insurance coverage required by EXHIBIT F and any other Loan Documents and shall furnish to Lender promptly upon request a certificate or certificates from the respective insurer(s) setting forth the nature and extent of all such insurance maintained by Borrower and the originals of each insurance policy (or to the extent permitted by Lender, a certified copy of the original policy and a satisfactory certificate of insurance) with premiums fully paid. Any such insurance may be evidenced by blanket insurance policies covering the Property and other property and assets, provided that each policy otherwise complies with the requirements of the Loan Documents and specifies the amount (if less than all) of the total coverage that is allocated to the Property. Borrower shall not take out separate insurance concurrent in form or contributing in the event of loss with that required to be maintained hereunder unless Lender is included thereon under a standard mortgagee clause (without contribution) acceptable to Lender, with loss payable as provided herein. All insurance shall be primary without right of contribution from any other insurance that may be carried by Borrower or Lender and that all of the provisions thereof shall operate in the manner as if there were a separate policy covering each insured. Borrower shall immediately notify Lender whenever any such separate insurance is taken out and shall promptly deliver to Lender any policy or certificate of such separate insurance. Such insurance shall be in the form of an all-risk insurance policy meeting the requirements of EXHIBIT F, which policy is satisfactory to Lender.

        (b) Not later than ten (10) days before the expiration date of any such insurance policy, Borrower shall deliver to Lender a binder or certificate of the insurer evidencing the renewal or replacement of that policy, with premiums fully paid together with (in the case of a renewal) a copy of all endorsements to the policy affecting the Property and not previously delivered to Lender, or (in the case of a replacement) an original or certified copy of the replacement policy. Borrower shall pay all premiums on policies required hereunder as they become due and payable and promptly deliver to Lender evidence satisfactory to Lender of the timely payment thereof. Borrower shall at all times comply with the requirements of the insurance policies required hereunder and of the issuers of such policies and of any board of fire underwriters or similar body as applicable to or affecting the Property.

        (c) If Borrower fails to obtain and/or maintain the insurance required under the Loan Documents, (i) Borrower will indemnify and hold Lender harmless from and against any damage, loss, liability or expense resulting from all risks that would have been covered by the required


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                                                                    Exhibit 99.1


insurance if so maintained; (ii) if any loss occurs, Lender shall nevertheless be entitled to the benefit of all insurance covering the loss and held by or for Borrower, to the same extent as if it had been made payable to Lender; and (iii) Lender has the right (but not the obligation) to obtain such insurance at Borrower's expense, which may at Lender's election be coverage for Lender's interest only, the costs and expenses so expended by Lender shall be due and payable by Borrower on demand, a part of the Obligation, even if in excess of the amount set forth in SECTION 2.01, and secured by the Loan Documents. If any hazard, title, or other insurer becomes insolvent or subject to any bankruptcy, receivership or similar proceeding or if, in Lender's reasonable opinion the financial responsibility of such insurer is or becomes inadequate, Borrower shall promptly obtain and deliver to Lender a like policy (or, if and to the extent permitted by Lender, a certified copy of the policy or a satisfactory certificate of insurance) issued by another insurer, which insurer and policy meet the requirements of the Loan Documents.

        (d) Upon any foreclosure of the Deed of Trust or transfer of title to the Property in lieu of foreclosure, all of Borrower's right, title and interest in and to the insurance policies referred to in this Section (including unearned premiums) and all proceeds payable thereunder shall thereupon vest in the purchaser at foreclosure or other such transferee to the extent permissible under such policies.

        (e) Lender has the right (but not the obligation) to make proof of loss for, settle and adjust any claim under, and receive the proceeds of, all insurance for loss of or damage to the Property, and the costs and expenses (including reasonable attorneys' fees), appraisal costs, and consultant fees incurred by Lender in the adjustment and collection of insurance proceeds shall be due and payable by Borrower on demand, a part of the Obligation, even if in excess of the amount set forth in SECTION 2.01, and secured by the Loan Documents. Lender shall not be, under any circumstances, liable or responsible for failure to collect or exercise diligence in the collection of any of such proceeds or for the obtaining, maintaining or adequacy of any insurance or for failure to see to the proper application of any amount paid over to Borrower.

        (f) Borrower shall take all necessary action, with Lender's consent, to obtain the benefit of any insurance proceeds lawfully or equitably payable to Borrower or Lender in connection with any loss of or damage to the Property, all of which shall be paid directly to Lender, whether or not the security for the Loan has been impaired or otherwise affected, and applied first to reimburse Lender and the Trustee for all unreimbursed costs and expenses, including attorney's fees, incurred in connection with the collection of such proceeds and the balance of such proceeds shall, at Lender's option in its sole discretion, be (i) released to Borrower, (ii) applied to repair or restoration, either partly or entirely, of the Property so damaged, on conditions required by Lender, or (iii) applied to the payment of the Obligation, whether or not due, in such order and manner as Lender may elect in its sole discretion. In any event, the unpaid portion of the Obligation shall remain in full force and effect and the payment thereof shall not be excused.

        4.02 COMPLIANCE WITH GOVERNMENTAL REQUIREMENTS. All Governmental Requirements shall be timely complied with and evidence thereof delivered to Lender. Borrower assumes full responsibility for the compliance of the Plans and the Property with all Governmental Requirements and with sound building and engineering practices, and notwithstanding any approvals by Lender, Lender shall have no obligation or responsibility for the Plans or any other matter incident to the Property or the construction of the Improvements.

        4.03 CONSTRUCTION CONTRACTS. Borrower shall become party to no contract, including any Construction Contract, for the performance of any work on the Property or for the supplying of any labor, materials, or services for the construction of the Improvements except upon such terms and


CONSTRUCTION LOAN AGREEMENT                                              PAGE 10
---------------------------

                                                                    Exhibit 99.1


with such parties as shall be approved in writing by Lender. Each Construction Contract shall provide that all liens, claims and charges of Contractor are subordinate to the Deed of Trust and the Rights of Lender thereunder and shall require all subcontracts to contain a provision subordinating the subcontractors' liens, claims and charges to the Deed of Trust and the Rights of Lender thereunder. Each Construction Contract shall also provide that no change orders shall be effective without the prior written approval of Lender. No approval by Lender of any Construction Contract or change order shall make Lender responsible for the adequacy, form or content of any Construction Contract or change order.

        4.04 UTILITIES; ACCESS. Borrower shall take all steps necessary to provide that (a) all utility services necessary for the construction of the Improvements and the operation thereof for their intended purposes are available for connection to the Improvements, including water supply, storm and sanitary sewer, drainage facilities, and gas, electric and telephone facilities; and (b) either all roads necessary for access to and from the Property have been completed or the necessary rights-of-way therefor have been acquired by the appropriate Governmental Authority or dedicated to the public use and accepted by such Governmental Authority, and all necessary steps have been taken by Borrower and such Governmental Authority to assure the complete construction and installation thereof prior to the Completion Date.

        4.05 CONSTRUCTION OF THE IMPROVEMENTS. The construction of the Improvements shall be prosecuted with diligence and continuity in a good and workmanlike manner and in accordance with sound building and engineering practices, all applicable Governmental Requirements, and the Plans. Borrower shall commence construction of the Improvements within sixty (60) days from the date of this Agreement and shall not permit cessation of work for a period in excess of ten (10) days, except cessation for not more than thirty (30) days in the aggregate caused by acts of God or other causes not within the control of Borrower, without the prior written consent of Lender and shall complete construction of the Improvements on or before the Completion Date, free and clear of all liens except the lien of the Deed of Trust.

        4.06 CORRECTION OF DEFECTS. Borrower shall correct or cause to be corrected (a) any defect in the Improvements; (b) any material departure in the construction of the Improvements from the Plans on the Governmental Requirements or the requirements of any lease, if applicable; or (c) any encroachment by any part of the Improvements or any structure located on the Land on any building line, easement, property line, or restricted area.

        4.07 STORAGE OF MATERIALS. Borrower shall cause all materials supplied for, or intended to be utilized in, the construction of the Improvements, but not affixed to or incorporated into the Improvements or the Property, to be stored on the Land or at such other location as may be approved by Lender in writing, with adequate safeguards, as required by Lender, to prevent and insure against loss, theft, damage, or commingling with other materials or projects. With respect to materials not stored on the Land, Borrower shall execute and deliver such financing statements and security agreements as Lender shall require to evidence and perfect Lender's security interest therein.

        4.08 INSPECTION OF THE PROPERTY. Borrower shall permit Lender, Inspecting Architects/Engineers, any Governmental Authority and their agents and representatives to enter upon the Property and any location where materials intended to be utilized in the construction of the Improvements are stored for the purpose of inspection of the Property and such materials at all reasonable times.


CONSTRUCTION LOAN AGREEMENT                                              PAGE 11
---------------------------

                                                                    Exhibit 99.1


        4.09 NOTICES BY GOVERNMENTAL AUTHORITY; FIRE AND CASUALTY LOSSES, ETC. Borrower shall timely comply with and promptly furnish to Lender true and complete copies of any notice or claim by any Governmental Authority pertaining to the Property. Borrower shall promptly notify Lender of any fire or other casualty or any notice of taking or eminent domain action or proceeding affecting the Property. Borrower shall maintain the insurance policies required hereunder in full force and effect until the Obligation is fully paid and performed.

        4.10 SPECIAL ACCOUNT. Borrower shall maintain a special account with Lender (with a minimum balance of $1,000.00) into which all Advances (but no other funds) and excluding direct disbursements made by Lender pursuant to this Agreement shall be deposited by Borrower and against which checks shall be drawn only for the payment of (a) costs of labor, materials and services supplied for the construction of the Improvements specified in the Approved Budget; and (b) other costs and expenses incident to the Loan, the Property, and the construction of the Improvements specified in the Approved Budget.

        4.11 APPLICATION OF ADVANCES. Borrower shall disburse all Advances for payment of costs and expenses specified in the Approved Budget and for no other purpose.

        4.12 BORROWER'S DEPOSIT. If from time to time Lender reasonably determines that the unadvanced portion of the Loan will be insufficient for payment in full of (a) costs of labor, materials and services required for the construction of the Improvements; (b) other costs and expenses specified in the Approved Budget; and (c) other costs and expenses required to be paid in connection with the construction of the Improvements in accordance with the Plans, or any Governmental Requirements, then Borrower shall, on request of Lender, make a Borrower's Deposit with Lender. Lender may advance all or a portion of Borrower's Deposit prior to any portion of the Loan proceeds. Borrower shall promptly notify Lender in writing if and when the cost of the construction of the Improvements exceeds, or appears likely to exceed, the amount of the unadvanced portion of the Loan and the unadvanced portion of any then existing Borrower's Deposit.

        4.13 DIRECT DISBURSEMENT AND APPLICATION BY LENDER. Lender shall have the right, but not the obligation, to disburse and apply directly the proceeds of any Advance to the satisfaction of any of Borrower's obligations hereunder. Any Advance by Lender for such purpose, except Borrower's Deposit, shall be part of the Loan and shall be secured by the Loan Documents. Borrower hereby authorizes Lender to hold, use, disburse and apply the Loan and Borrower's Deposit for payment of costs of construction of the Improvements, expenses incident to the Loan and the Property and the payment or performance of any obligation of Borrower hereunder. Borrower hereby assigns and pledges the proceeds of the Loan and Borrower's Deposit and grants therein a security interest to Lender for such purposes. Lender may advance and incur such expenses as Lender reasonably deems necessary to preserve the Property, and any other security for the Loan, and such expenses shall be secured by the Loan Documents and payable to Lender upon demand. Lender may disburse any portion of any Advance at any time, and from time to time, to persons other than Borrower for the purposes specified in this Section irrespective of any other provision hereof, and the amount of Advances to which Borrower shall thereafter be entitled shall be correspondingly reduced.

        4.14 COSTS AND EXPENSES. Borrower shall pay when due all costs and expenses required by this Agreement, including, without limitation (a) all taxes and assessments applicable to the Property; (b) all fees for filing or recording any Loan Documents; (c) all fees and commissions lawfully due to brokers, salesmen and agents in connection with the Loan, or the Property; (d) all reasonable fees and expenses of counsel to Lender in connection with the negotiation,


CONSTRUCTION LOAN AGREEMENT                                              PAGE 12
---------------------------

                                                                    Exhibit 99.1


preparation, interpretation, amendment or enforcement of any of the Loan Documents, the making of any Advance, or any suit to which Lender is a party involving this Agreement or the Property; (e) all title insurance and title examination charges, including premiums for the Title Policy; (f) all survey costs and expenses, including the cost of the Survey; (g) all premiums for the insurance policies as required hereunder; and (h) all other reasonable costs and expenses payable to third parties incurred by Lender in connection with the consummation of the transactions contemplated by this Agreement.

        4.15 ADDITIONAL DOCUMENTS. Borrower shall execute and deliver to Lender, from time to time as required by Lender, such other documents as shall reasonably be necessary to provide the rights and remedies to Lender granted or provided for by the Loan Documents.

        4.16 FINANCIAL STATEMENTS AND FINANCIAL COVENANTS. Until (i) the indebtedness represented by the Note and all other obligations and liabilities of Borrower under this Loan Agreement and the other Loan Documents are fully paid and satisfied, and (ii) the Lender has no further commitment to lend hereunder, Borrower will, unless Lender shall otherwise consent in writing, furnish to Lender the following (the "FINANCIAL STATEMENTS"):

        (A)     FINANCIAL STATEMENTS.

                (1)     as soon as available, and in any event within ninety
        (90) days after the end of each Borrower's fiscal year, a balance sheet and income statement of Borrower as of the end of such Borrower's fiscal year, all in form and substance and in reasonable detail satisfactory to Lender and duly certified (subject to year-end review adjustments) by the President and/or Chief Financial Officer of Borrower (i) as being true and correct in all material aspects to the best of his or her knowledge and (ii) as having been prepared in accordance with generally accepted accounting principles, consistently applied;

                (2)     as soon as available, and in any event within ninety
        (90) days after the end of each Guarantor's fiscal year, a balance sheet and income statement of Guarantor as of the end of such Guarantor's fiscal year, all in form and substance and in reasonable detail satisfactory to Lender and duly certified (subject to year-end review adjustments) by the President and/or Chief Financial Officer of Guarantor (i) as being true and correct in all material aspects to the best of his or her knowledge and (ii) as having been prepared in accordance with generally accepted accounting principles, consistently applied;

                (3)     as soon as available, and in any event within forty-five
        (45) days after the end of the first calendar quarter occurring after the Completion Date, and at the end of each calendar quarter thereafter, written list identifying all of the Lots and indicating which of the Lots are then under contract for sale, the name of the contract buyers, and a list of all Lots that have been sold and closed, with the name of the purchaser, year, all in form and substance and in reasonable detail satisfactory to Lender and duly certified by the President and/or Chief Financial Officer of Borrower as being true and correct in all material aspects to the best of his or her knowledge.

                (4)     as soon as available, and in any event within forty-five
        (45) days after the date that such returns are due to be filed with the Internal Revenue Service each year, a copy of the tax returns of the Borrower and each Guarantor; and

                (5) from time to time, such additional financial statements and financial information as Lender may reasonably request.


CONSTRUCTION LOAN AGREEMENT                                              PAGE 13
---------------------------

                                                                    Exhibit 99.1


        In each instance (i) the Financial Statements shall be accompanied by the certification of the president or principal financial officer of Borrower or Guarantor, as the case may be, that such Financial Statements were prepared in accordance with sound accounting practices and present fairly the financial condition and results of operation of Borrower or of Guarantor, as the case may be; and (ii) if such Financial Statements are independently audited, they shall be accompanied by the opinion of the firm of independent certified public accountants then engaged by Borrower or Guarantor, as the case may be, based on an audit using generally accepted auditing standards, that such Financial Statements were prepared in accordance with sound accounting practices and present fairly the financial condition and results of operations of Borrower and Guarantor, as the case may be. Borrower shall maintain complete and proper books, records and accounts and permit Lender, at all reasonable times, to examine and copy the books and records of Borrower pertaining to the Loan and the Property, and all contracts, statements, invoices, bills, and claims for labor, materials and services supplied for the construction of the Improvements.

        (B) FINANCIAL COVENANTS. Until (i) the indebtedness represented by the Note and all other obligations and liabilities of Borrower under this Agreement and all other Loan Documents are fully paid and satisfied and (ii) the Lender has no further commitment to lend hereunder, Borrower will maintain the following financial covenant:

        On or before the first anniversary of the date of the Completion Date, Borrower will pay and deliver to Lender, in one or more principal payments, a principal reduction on the Note (in addition to all interest and other sums due and payable under the terms of the Note) equal to NINE HUNDRED TEN THOUSAND AND NO 1/100 DOLLARS ($910,000.00).

        4.17 NO LIABILITY OF LENDER. Lender shall have no liability, obligation or responsibility with respect to the construction of the Improvements except to advance the Loan and Borrower's Deposit pursuant to this Agreement. Lender shall not be obligated to inspect the Property or the construction of the Improvements, nor be liable for the performance or default of Borrower, Engineer, Inspecting Architects/Engineers, Contractor or any other party, or for any failure to construct, complete, protect or insure the Improvements, or for the payment of costs of labor, materials or services supplied for the construction of the Improvements, or for the performance of any obligation of Borrower. Nothing, including without limitation any Advance or acceptance of any document or instrument, shall be construed as a representation or warranty, express or implied, to any party by Lender. Further, Lender shall not have, and has not assumed, and by its execution and acceptance of this Agreement hereby expressly disclaims any liability or responsibility for the payment or performance of any indebtedness or obligation of Borrower or of any Guarantor, and no term or condition hereof, or of any of the Loan Documents, shall be construed otherwise. Borrower hereby expressly acknowledges that no term or condition hereof, or of any of the Loan Documents, shall be construed so as to deem the relationship between Borrower, any Guarantor, and Lender to be other than that of borrower, guarantor and lender, and Borrower shall at all times represent that the relationship between Borrower, any Guarantor and Lender is solely that of borrower, guarantor and lender. Borrower hereby indemnifies and agrees to hold Lender harmless from and against any liability, loss, cost or expense incurred or suffered by Lender as a result of any assertion or claim of any liability or responsibility of Lender for the payment or performance of any indebtedness or obligation of Borrower or of any Guarantor.

        4.18 NO CONDITIONAL SALE CONTRACTS, ETC. No materials, equipment or fixtures shall be supplied, purchased or installed for the construction or operation of the Improvements pursuant to security agreements, conditional sale contracts, lease agreements or other arrangements or


CONSTRUCTION LOAN AGREEMENT                                              PAGE 14
---------------------------

                                                                    Exhibit 99.1


understandings whereby a security interest or title is retained by any party or the right is reserved or accrues to any party to remove or repossess any materials, equipment or fixtures intended to be utilized in the construction or operation of the Improvements.

        4.19 DEFENSE OF ACTIONS. Lender may (but shall not be obligated to) commence, appear in or defend any action or proceeding purporting to affect the Loan, the Property or the respective rights and obligations of Lender or Borrower pursuant to this Agreement. Lender may (but shall not be obligated to) pay all necessary expenses, including reasonable attorneys fees and expenses incurred in connection with any such proceedings or actions, which Borrower agrees to repay to Lender upon demand.

        4.20 ASSIGNMENT OF CONSTRUCTION CONTRACTS. As additional security for the payment of the Loan, Borrower hereby transfers and assigns to Lender all of Borrower's rights and interest, but not its obligations, in, under and to each Construction Contract upon the following terms and conditions:

                (a) Borrower represents and warrants that the copy of each Construction Contract it will furnish to Lender is a true and complete copy thereof, including all amendments thereto, if any, and that Borrower's interest therein is not subject to any claim, setoff or encumbrance.

                (b) Neither this assignment nor any action by Lender shall constitute an assumption by Lender of any obligations under any Construction Contract, and Borrower shall continue to be liable for all obligations of Borrower thereunder, Borrower hereby agreeing to perform all of its obligations under each Construction Contract. Borrower agrees to indemnify and hold Lender harmless against and from any loss, cost, liability or expense (including but not limited to, reasonable attorneys' fees) resulting from any failure of Borrower to so perform.

                (c) Lender shall have the right at any time (but shall have no obligation) to take in its name or in the name of Borrower such action as Lender may at any time determine to be necessary or advisable to cure any default under any Construction Contract or to protect the rights of Borrower or Lender thereunder. Lender shall incur no liability if any action so taken by it or in its behalf shall prove to be inadequate or invalid, and Borrower agrees to indemnify and hold Lender harmless against and from any loss, cost, liability or expense (including but not limited to reasonable attorneys' fees) incurred in connection with any such action.

                (d) Borrower hereby irrevocably constitutes and appoints Lender as Borrower's attorney-in-fact, in Borrower's or Lender's name, to enforce all rights of Borrower under each Construction Contract.

                (e) Prior to the occurrence of a Default, Borrower shall have the right to exercise its rights as owner under each Construction Contract, provided that Borrower shall not cancel or amend any Construction Contract or do or suffer to be done any act which would impair the security constituted by this assignment without the prior written consent of Lender.

                (f) This assignment shall inure to the benefit of Lender and its successors and assigns, any purchaser upon foreclosure of the Deed of Trust, any receiver in possession of the Property and any corporation formed by or on behalf of Lender which assumes Lender's rights and obligations under this Agreement.

        4.21 ASSIGNMENT OF PLANS. As additional security for the Loan, Borrower hereby transfers and assigns to Lender all of Borrower's right, title and interest in and to the Plans and hereby represents and warrants to and agrees with Lender as follows:


CONSTRUCTION LOAN AGREEMENT                                              PAGE 15
---------------------------

                                                                    Exhibit 99.1


                (a) Each schedule of the Plans delivered or to be delivered to Lender is and shall be a complete and accurate description of the Plans.

                (b) The Plans are and shall be complete and adequate for the construction of the Improvements and there have been no modifications thereof except as described in such schedule. The Plans shall not be modified without the prior written consent of Lender.

                (c) Lender may use the Plans for any purpose relating to the Improvements, including but not limited to inspections of construction and the completion of the Improvements.

                (d) Lender's acceptance of this assignment shall not constitute approval of the Plans by Lender. Lender has no liability or obligation in connection with the Plans and no responsibility for the adequacy thereof or for the construction of the Improvements contemplated by the Plans. Lender has no duty to inspect the Improvements, and if Lender should inspect the Improvements, Lender shall have no liability or obligation to Borrower or any other party arising out of such inspection. No such inspection nor any failure by Lender to make objections after any such inspection shall constitute a representation by Lender that the Improvements are in accordance with the Plans or any other requirement or constitute a waiver of Lender's right thereafter to insist that the Improvements be constructed in accordance with the Plans or any other requirement.

                (e) This assignment shall inure to the benefit of Lender and its successors and assigns, any purchaser upon foreclosure of the Deed of Trust, any receiver in possession of the Property and any corporation formed by or on behalf of Lender which assumes Lender's rights and obligations under this Agreement.

        4.22 PROHIBITION ON ASSIGNMENT. Borrower shall not assign or encumber any interest of Borrower hereunder without the prior written consent of Lender.

        4.23 PAYMENT OF CLAIMS. Borrower shall promptly pay or cause to be paid when due all costs and expenses incurred in connection with the Property and the construction of the Improvements, and Borrower shall keep the Property free and clear of any liens, charges or claims other than the lien of the Deed of Trust and other liens, if any, approved in writing by Lender.

        4.24 RESTRICTIONS AND ANNEXATION. Borrower shall not impose any restrictive covenants or encumbrances upon the Property, execute or file any subdivision plat affecting the Property or consent to the annexation of the Property to any city without the prior written consent of Lender.

        4.25 ADVERTISING BY LENDER. Borrower agrees that during the term of the Loan Lender may erect and maintain on the Land one or more advertising signs indicating that the construction financing for the Property has been provided by Lender.

        4.26 INDEMNIFICATION OF LENDER. Borrower hereby expressly acknowledges and recognizes Borrower's responsibility for and agrees to indemnify and hold Lender and Lender's successors and assigns absolutely harmless from and against all costs, expenses, liabilities, loss, damage or obligations incurred by or imposed upon or alleged to be due of Lender or Lender's successors and assigns in connection with


CONSTRUCTION LOAN AGREEMENT                                              PAGE 16
---------------------------

                                                                    Exhibit 99.1


the assertion of (a) any claim for brokerage, agency or finder's fees or commissions in connection with the Loan, or the Property; or (b) any claim for attorneys', appraisal, title insurance, inspection or other fees, costs and expenses incurred in connection with the negotiation, closing, administration, collection or refinancing of the Loan which arise by, through or on behalf of Borrower or any Guarantor or any agent or representative of any of them; or (c) any claim arising out of or occurring because of or related to any Default hereunder. Without limiting the remedies available to Lender with respect to the enforcement of its indemnification rights as stated herein or as stated in any of the Loan Documents, in the event any claim or demand is made or any other fact comes to the attention of Lender in connection with, relating or pertaining to, or arising out of the transactions contemplated by this Agreement which Lender reasonably believes might involve or lead to some liability of Lender, Borrower shall, immediately upon receipt of written notification of any such claim or demand, assume in full the personal responsibility for and, to the extent requested by Lender, the defense of any such claim or demand and pay in connection therewith any loss, damage, deficiency, liability or obligation, including without limitation, attorneys' fees and court costs incurred in connection therewith. In the event of court action in connection with any such claim or demand, Borrower shall assume, to the extent requested by Lender, the responsibility for the defense of any such action and shall immediately satisfy and discharge any final decree or judgment rendered therein. Lender may, in its sole and uncontrolled discretion, make any payments sustained or incurred by reason of any of the foregoing, and Borrower shall immediately repay to Lender in cash the amount of such payment, with interest thereon at the rate specified in the Note to be applicable to past-due principal. Lender shall have the right to join Borrower as a party defendant in any legal action brought against Lender, and Borrower hereby consents to the entry of an order making Borrower a party defendant to any such action.

        4.27 TAX RECEIPTS. Borrower shall furnish to Lender receipts or tax statements marked "paid" to evidence the payment of all taxes levied on the Property on or before thirty (30) days prior to the date on which such taxes become delinquent.

        4.28 INCUMBENCY. Borrower shall from time to time, at the request of Lender, certify to Lender the names, signatures and positions of all persons authorized to execute and deliver any of the Loan Documents.

        4.29 DEBTOR RELIEF PROCEEDINGS. Borrower shall notify Lender immediately of the filing of any petition, case, proceeding or other action against Borrower or Guarantor or any of the Property under any Debtor Relief Law. Borrower agrees that any transfer, encumbrance or other use of any security (or any proceeds of such security) for the Loan after the filing of any such petition or other action and without specific written consent of Lender shall constitute a conversion of Lender's right, title and interest in said security or the proceeds thereof, as the case may be.

                                    ARTICLE V
                                     DEFAULT

        5.01 DEFAULT. The term "Default," as used herein, shall include the occurrence of any one or more of the following events:

                (a) The failure of Borrower to pay any sum of money in accordance with the Obligation, or any part thereof, on the date on which the payment is due, subject to the notice and cure provisions, if any, expressly specified in the instrument or document evidencing the Obligation.

                (b) The failure of Borrower punctually and properly to perform, observe or comply with any covenant, agreement, undertaking or condition contained in this Agreement (other than covenants to pay any sum of money in accordance with the Obligation).


CONSTRUCTION LOAN AGREEMENT                                              PAGE 17
---------------------------

                                                                    Exhibit 99.1


                (c) Borrower shall (i) execute an assignment for the benefit of creditors or take any action in furtherance thereof; or (ii) admit in writing its inability to pay, or fail to pay, its debts generally as they become due; or
(iii) as a debtor, file a petition, case, proceeding or other action pursuant to, or voluntarily seek the benefit or benefits of, any Debtor Relief Law or take any action in furtherance thereof; or (iv) seek, acquiesce in or suffer the appointment of a receiver, trustee, custodian or liquidator of Borrower or of the Property or any part thereof or of any significant portion of Borrower's other property; and (v) voluntarily become a party to any proceeding seeking to effect a suspension or having the effect of suspending any of the Rights of Lender granted or referred to in the Loan Documents or of the Trustee under the Deed of Trust or take any action in furtherance thereof.

                (d) The filing of a petition, case, proceeding or other action against Borrower as a debtor under any Debtor Relief Law or seeking appointment of a receiver, trustee, custodian or liquidator of Borrower or of the Property or any part thereof or of any significant portion of Borrower's other property or seeking to effect a suspension or having the effect of suspending any of the Rights of Lender granted or referred to in the Loan Documents or of the Trustee under the Deed of Trust and (i) Borrower admits, acquiesces in or fails to contest diligently the material allegations thereof; or (ii) the petition, case, proceeding or other action results in entry of an order for relief or order granting the relief sought against Borrower; or (iii) the petition, case, proceeding or other action is not permanently dismissed or discharged on or before the earlier of trial thereon or thirty (30) days next following the date of its filing.

                (e) A default, or the occurrence of an event which with the lapse of time or the giving of notice, or both, could become a default, under, or the acceleration of any indebtedness secured by, any other mortgage, security interest or assignment which covers or affects any part of the Property (but this provision does not grant or imply consent to any such mortgage, security interest or assignment).

                (f) The levy against the Property or any part thereof, or against any significant portion of Borrower's other property, of any execution, garnishment, attachment, sequestration or other writ or similar proceeding which is not permanently dismissed or discharged within thirty (30) days after the levy.

                (g) The discovery by Lender that any representation or warranty made by Borrower in any of the Loan Documents or in any other document ever delivered by Borrower to Lender in connection with the Obligation is false, misleading, erroneous or breached in any material respect.

                (h) Abandonment of any portion of the Land or Improvements or of any significant portion of any of the other property.

                (i) The failure of Borrower or any Guarantor to pay immediately any final non-appealable money judgment against Borrower or any Guarantor, respectively.

                (j) The dissolution, liquidation, termination or forfeiture of right to do business of Borrower or any Guarantor, or if Borrower or any Guarantor is an individual, the death of Borrower or any Guarantor; provided, however, that the event of the death of any Guarantor, such death shall not result in a Default if: (i) the estate of the decedent Guarantor expressly confirms and assumes all Guaranty obligations of the decedent Guarantor to the Lender under the Guaranty executed by the Guarantor within fifteen (15) days after the request of Lender, and (ii) if a replacement has been engaged by the Borrower to perform the management, marketing and


CONSTRUCTION LOAN AGREEMENT                                              PAGE 18
---------------------------

                                                                    Exhibit 99.1


other business functions of the decedent Guarantor and such replacement is approved in writing by Lender, it its sole discretion.

                (k) The failure to commence construction of the Improvements on or before sixty (60) days from the date of this Agreement or, after commencement of construction of the Improvements, the cessation of the construction of the Improvements for more than ten (10) days without the written consent of Lender, except cessation for not more than thirty (30) days in the aggregate caused by acts of God or other causes not within the control of Borrower.

                (l) A failure of the construction of any part of the Improvements, or of any of the materials, articles or fixtures supplied for incorporation into the construction of the Improvements, to comply with the Plans, or any Governmental Requirement.

                (m) An inability of Borrower to satisfy any condition specified herein as precedent to the obligation of Lender to make an Advance after an Application for Advance has been submitted by Borrower to Lender.

                (n)     Omitted Intentionally.

                (o) Borrower shall have (1) concealed, removed, or permitted to be concealed or removed any part of its property with the intent to hinder, delay or defraud any of its creditors; or (2) made or suffered a transfer of any of its property which may be fraudulent under any bankruptcy, fraudulent conveyance or similar law; or (3) suffered or permitted while insolvent (under any applicable definition of the term) any creditor to obtain a lien upon any of its property through legal proceedings or distraint which lien is not permanently vacated within thirty (30) days from the date thereof.

                (p) The occurrence of any event or condition which results in, or with notice or lapse of time or both could result in, a default in the payment of any indebtedness or performance of any obligation of Borrower to any person or entity other than Lender, excluding any indebtedness or obligation not exceeding, individually or in the aggregate, $20,000.00, which is being contested in good faith in proceedings sufficient to prevent foreclosure of any liens or security interests therefor and for which adequate reserves have been established.

                (q) The occurrence of a Material Adverse Change with respect to Borrower.

                (r) The occurrence of any default under any lease covering any portion of the Property or the repudiation, termination or attempted repudiation or termination of any such lease.

                (s)     The occurrence of any event referred to in paragraphs
(c), (d), (f), (g), (i), (j) or (q) above with respect to any Guarantor (as if such Guarantor were "Borrower" in such Paragraphs).

        5.02 CONTEST OF CERTAIN CLAIMS. Notwithstanding any other provisions of the Loan Documents, Borrower shall not be in Default for failure to pay or discharge any tax, assessment or mechanic's or materialman's lien asserted against the Property if and so long as (a) Borrower shall diligently and in good faith contest the same by appropriate legal proceedings which shall operate to prevent the enforcement or collection of the same and the sale of the Property, or any part thereof, to satisfy the same; (b) Borrower shall have furnished to Lender an indemnity bond satisfactory to Lender, secured by a cash deposit or other security satisfactory to Lender, or with a surety satisfactory to Lender, in the amount of the tax, assessment or mechanic's or


CONSTRUCTION LOAN AGREEMENT                                              PAGE 19
---------------------------

                                                                    Exhibit 99.1


materialman's lien claim plus a reasonable additional sum to pay all costs, interest and penalties that may be imposed or incurred in connection therewith, to assure payment of the matters under contest and to prevent any sale or forfeiture of the Property or any part thereof; (c) Borrower shall promptly upon final determination thereof pay the amount of any such tax, assessment or claim so determined, together with all costs, interest and penalties which may be payable in connection therewith; (d) the tax, assessment or mechanic's or materialman's lien does not constitute a default under any other mortgage or security interest covering or affecting any part of the Property; and (e) notwithstanding the foregoing, Borrower shall immediately upon request of Lender pay (and if Borrower shall fail to do so, Lender may, but shall not be required to, pay) any such tax, assessment or claim notwithstanding such contest if in the reasonable opinion of Lender the Property or Lender's rights with respect thereto shall be in jeopardy or in danger of being forfeited or foreclosed.

                                   ARTICLE VI
                      CERTAIN RIGHTS AND REMEDIES OF LENDER

        6.01 CERTAIN REMEDIES. Should a Default occur and be continuing, or if Lender has accelerated or demanded payment of the Loan pursuant to any of the Loan Documents, Lender may, at its election, do any one or more of the following:

                (a) Declare the Obligation, or any part thereof, immediately due and payable, whereupon it shall be due and payable without notice of any kind, including but not limited to notice of intention to accelerate, all of which are waived by Borrower.

                (b) Terminate its commitment to lend and any obligation to disburse any Borrower's Deposit hereunder.

                (c)     Reduce any claim to judgment.

                (d) Exercise any and all Rights afforded by any of the Loan Documents, or by law or equity or otherwise, as Lender shall deem appropriate.

        6.02 PERFORMANCE BY LENDER. Should any covenant, duty, or agreement of Borrower fail to be performed in accordance with the terms of the Loan Documents, Lender may, at its option, perform, or attempt to perform, such covenant, duty or agreement on behalf of Borrower. In such event, Borrower shall pay to Lender on demand any amount expended by Lender in such performance or attempted performance, together with interest thereon at the rate provided in the Note for past-due principal from the date of such expenditure by Lender until paid. Notwithstanding the foregoing, it is expressly understood that Lender does not assume and shall never have any liability or responsibility for the performance of any duties of Borrower hereunder. Without limiting the generality of the foregoing, upon the occurrence of a Default, Lender shall have the right, in addition to any other Right of Lender, but not the obligation, in its own name or in the name of Borrower, to enter into possession of the Property; to perform all work necessary to complete the construction of the Improvements substantially in accordance with the Plans and Governmental Requirements; and to employ watchmen and other safeguards to protect the Property. Borrower hereby appoints Lender as the attorney-in-fact of Borrower with full power of substitution, and in the name of Borrower if Lender elects to do so, upon the occurrence of a Default, to (a) use such sums as are necessary, including any proceeds of the Loan and Borrower's Deposit, make such changes or corrections in the Plans, and employ such architects, engineers and contractors as may be required for the purpose of completing the construction of the Improvements substantially in accordance with the Plans and Governmental Requirements;


CONSTRUCTION LOAN AGREEMENT                                              PAGE 20
---------------------------

                                                                    Exhibit 99.1


(b) execute all applications and certificates in the name of Borrower which may be required for the completion of the construction of the Improvements; (c) endorse the name of Borrower on any checks or drafts representing proceeds of the insurance policies required hereunder, or other checks or instruments payable to Borrower with respect to the Property; (d) do every act with respect to the construction of the Improvements which Borrower may do; and (e) prosecute or defend any action or proceeding incident to the Property. The power-of-attorney granted hereby is a power coupled with an interest, is irrevocable and shall not terminate upon disability of the principal. Lender shall have no obligation to undertake any of the foregoing actions, and if Lender should do so, it shall have no liability to Borrower for the sufficiency or adequacy of any such actions taken by Lender.

        6.03 LENDER NOT IN CONTROL. None of the covenants or other provisions contained in this Agreement shall, or shall be deemed to, give Lender the right or power to exercise control over the affairs and/or management of Borrower, the power of Lender being limited to the rights to exercise the remedies referred to in the other Sections of this Article; provided that if Lender becomes the owner of any stock of any entity, whether through foreclosure or otherwise, Lender shall be entitled to exercise such legal rights as it may have by being a shareholder of such entity.

        6.04 WAIVERS. The acceptance by Lender at any time and from time to time of part payment on the Obligation shall not be deemed to be a waiver of any Default then existing. No waiver by Lender of any Default shall be deemed to be a waiver of any other then existing or subsequent Default. No waiver by Lender of any of its Rights hereunder, in the other Loan Documents or otherwise shall be considered a waiver of any other or subsequent Right of Lender. No delay or omission by Lender in exercising any Right under the Loan Documents or otherwise shall impair such Right or be construed as a waiver thereof or any acquiescence therein, nor shall any single or partial exercise of any such Right exhaust the same or preclude other or further exercise thereof or the exercise of any other Right under the Loan Documents or otherwise.

        6.05 CUMULATIVE RIGHTS. All Rights available to Lender under the Loan Documents shall be cumulative of and in addition to all other Rights of Lender at law, in equity or otherwise whether or not the Obligation is due and payable and whether or not Lender shall have instituted any suit for collection, foreclosure or other action in connection with the Loan Documents.

        6.06 FUNDS OF LENDER. Any funds of Lender used for any purpose referred to in this Article shall constitute Advances secured by the Loan Documents and shall bear interest at the rate specified in the Note for past-due principal.

        6.07 ASSIGNMENT. Lender may assign its rights or obligations hereunder or grant participations in the Loan from time to time in whole or in part.

        6.08 OFFSET. Lender shall be entitled to exercise the rights of offset and/or banker's lien against the interest of Borrower in and to each and every account and other property of Borrower which are in the possession of Lender to the extent of the full amount of the Obligation.

                                   ARTICLE VII
                          GENERAL TERMS AND CONDITIONS

        7.01 NOTICES. All notices, demands, requests and other communications required or permitted hereunder, or under any other Loan Document except as otherwise provided therein,


CONSTRUCTION LOAN AGREEMENT                                              PAGE 21
---------------------------

                                                                    Exhibit 99.1


shall be in writing and shall be deemed to be given and delivered when received, or if earlier and regardless of whether or not actually received (except where actual receipt is specified herein or in any other Loan Document), upon deposit in a regularly maintained receptacle for the United States mail, registered or certified, postage fully prepaid, return receipt requested, addressed to Borrower or Lender, as the case may be, at its address specified on the first page of this Agreement or at such other address as such party may have specified theretofore by notice delivered in accordance with this Section and actually received by the other party. To the extent actual receipt is required, rejection or other refusal to accept or the inability to deliver because of changed address of which no notice was received shall be deemed to be receipt of the notice, demand, request or other communication.

        7.02 CONTINUATION AND SURVIVAL. All covenants, agreements, representations and warranties made in or pursuant to this Agreement shall be deemed continuing and made at and as of the date of this Agreement and at and as of all times thereafter. All statements contained in any certificate, financial statement, legal opinion or other instrument delivered by or on behalf of Borrower or Guarantor pursuant to or in connection with any of the Loan Documents shall constitute additional representations and warranties made under this Agreement. All covenants, agreements, representations and warranties made in or pursuant to this Agreement shall survive until payment in full of all sums owing and performance of all other obligations hereunder by Borrower to Lender and shall not be waived by the execution and delivery of this Agreement, any Advance hereunder, completion of construction of the Improvements, any investigation by Lender or any other event except a specific written waiver by Lender.

        7.03 MODIFICATIONS. No provision of this Agreement or the other Loan Documents may be modified, waived or terminated except by instrument in writing (referring specifically to the particular instrument) executed by the party against whom the modification, waiver or termination is sought to be enforced.

        7.04 INVALID PROVISIONS. If any one or more of the provisions of this Agreement, or the applicability of any such provision to a specific situation, shall be held invalid or unenforceable, such provision shall be modified to the minimum extent necessary to make it or its application valid and enforceable, and the validity and enforceability of all other provisions of this Agreement and all other applications of any such provision shall not be affected thereby.

        7.05 ELECTION OF REMEDIES. Lender shall have all of the Rights granted in the Loan Documents or otherwise and all of those available at law or in equity, and these same Rights shall be cumulative and may be pursued separately, successively or concurrently against Borrower, Guarantor or any property covered under the Loan Documents at the sole discretion of Lender. The exercise or failure to exercise any of the same shall not constitute a waiver or release thereof or of any other Right, and the same shall be nonexclusive.

        7.06 LOAN DOCUMENTS. All documents, certificates, insurance policies and other items required under this Agreement to be executed or delivered to Lender must be in form, scope and substance satisfactory to Lender. All documents evidencing, guaranteeing, securing or pertaining to the Loan shall be prepared by counsel selected by Lender.

        7.07 CONTROLLING AGREEMENT. The parties hereto intend to conform strictly to the applicable usury laws. In no event, whether by reason of demand for payment or acceleration of the maturity of the Obligation or otherwise, shall the interest contracted for, charged or received by Lender hereunder or otherwise exceed the maximum amount permissible under applicable law. If, from any circumstance whatsoever, interest would otherwise be payable to Lender in excess of the


CONSTRUCTION LOAN AGREEMENT                                              PAGE 22
---------------------------

                                                                    Exhibit 99.1


maximum lawful amount, the interest payable to Lender shall be reduced automatically to the maximum amount permitted under applicable law. If Lender shall ever receive anything of value deemed interest under applicable law which would apart from this provision be in excess of the maximum lawful amount, an amount equal to any amount which would have been excessive interest shall be applied to the reduction of the principal amount owing on the Obligation in the inverse order of its maturity and not to the payment of interest, or if such amount which would have been excessive interest exceeds the unpaid principal balance of the Obligation, such excess shall be refunded to Borrower. All interest paid or agreed to be paid to Lender shall, to the extent permitted by applicable law, be amortized, prorated, allocated and spread throughout the full stated term (including any renewal or extension) of such indebtedness so that the amount of interest on account of such indebtedness does not exceed the maximum permitted by applicable law. The provisions of this Section shall control all existing and future agreements between Borrower and Lender.

        7.08 NO THIRD PARTY BENEFICIARY. This Agreement is for the sole benefit of Lender and Borrower and is not for the benefit of any third party.

        7.09 LENDER'S CONSENT OR APPROVAL. Except where otherwise expressly provided in the Loan Documents, in any instance where the approval, consent or the exercise of judgment of Lender is required, the granting or denial of such approval or consent and the exercise of such judgment shall be (a) within the sole discretion of Lender; and (b) deemed to have been given only by a specific writing intended for the purpose and executed by Lender. Each provision for consent, approval, inspection, review, or verification by Lender is for Lender's own purposes and benefit only. Lender consents to the public street right-of-way and easement dedication shown or indicated on the drawing attached to EXHIBIT C attached hereto. Lender agrees signify its consent to such dedications by executing: (i) a lien holder's consent to the dedication statement of Borrower on the final plat if such final plat conforms in all material respects to what is depicted and indicated on EXHIBIT C, and (ii) a lien holder's consent to the restrictions, covenants, easements and conditions contained in a declaration of covenants, conditions and restrictions for the Land as so platted, provided that such declaration is either then acceptable to Lender in its sole discretion or conforms in all material respects to the proposed declaration, if any, which has been delivered to and accepted by Lender, in its sole discretion, prior to the date hereof.

        7.10 APPLICABLE LAW. This Agreement and the other Loan Documents have been executed and delivered in the State of Texas, are performable in Bexar County, Texas, and shall be governed by and construed in accordance with the laws of the State of Texas and the laws of the United States applicable to transactions within the State of Texas. In no event shall Chapter 346 of the Texas Finance Code (which regulates certain revolving loan accounts and revolving tri-party accounts) apply to the Loan, any Advance or any Loan Document. To the extent that Chapter 303 of the Texas Finance Code is applicable to the Loan, any Advance or any Loan Document, the "WEEKLY CEILING" specified in such article is the applicable ceiling; provided that, if any applicable law permits greater interest, the law permitting the greatest interest shall apply.

        7.11 COUNTERPART EXECUTION. This Agreement may be executed in several counterparts, each of which shall be fully effective as an original and all of which together shall constitute one and the same instrument.

        7.12 LOAN AGREEMENT GOVERNS. In the event of any conflict between the terms of this Agreement and any terms of any other Loan Document, the terms of this Agreement shall govern. All of the Loan Documents are by this reference incorporated into this Agreement.


CONSTRUCTION LOAN AGREEMENT                                              PAGE 23
---------------------------

                                                                    Exhibit 99.1


        7.13.   TIME OF ESSENCE. Time shall be of the essence in this Agreement.


        EXECUTED AND DELIVERED on the date first recited herein.


                                    LENDER:
                                    -------


                                    THE FROST NATIONAL BANK, a
                                    national banking association


                                    By:__________________________________
                                        John W. Wood, Sr. Vice President




                                    BORROWER:
                                    ---------

                                    BEHRINGER HARVARD NORTHWEST HIGHWAY LP,
                                    A TEXAS LIMITED PARTNERSHIP

                                    BY:  BEHRINGER HARVARD NORTHWEST HIGHWAY GP,
                                         LLC, A TEXAS LIMITED LIABILITY COMPANY,
                                         ITS GENERAL PARTNER


                                         By: ___________________________________
                                         Name: _________________________________
                                         Title: ________________________________




CONSTRUCTION LOAN AGREEMENT                                              PAGE 24
---------------------------

                                                                    Exhibit 99.1


                                    EXHIBIT A
                                       TO
                           CONSTRUCTION LOAN AGREEMENT
                           ---------------------------

                                      LAND
                                      ----


BEING a tract of land situated in the James L. Farquhar Survey, Abstract No. 455 and the Wilson Baker Survey, Abstract No. 54, City of Dallas Block 5573, Dallas County, Texas and being the same land described in a deed to J.D. Whitworth and Millie Brown, recorded in Volume 2002024, Page 13959, Deed Records, Dallas County, Texas and being further described as follows:

BEGINNING at a 1/2 inch iron rod found on the South right-of-way line of Northwest Highway (100' right-of-way) and being the Northeast corner of the Cochran Chapel Circle Addition, as recorded in Volume 73201, Page 1020, Deed Records, Dallas County Texas;

THENCE, along said South right-of-way line, South 82 degrees 55 minutes 00 seconds East a distance of 511.31 feet, to a 1/2 inch iron rod found for the Northwest corner of Bluffview Park Estates, as recorded in Volume 2003226, Page 00149, Deed Records, Dallas County, Texas;

THENCE, along the West line of said Bluffview Park Estates, South 07 degrees 05 minutes 00 seconds West a distance of 455.00 feet, passing a 1/2 inch iron rod found at 429.00 feet and, in all, a distance of 455.00 feet, to a point in the center of Bachman Branch;

THENCE, along the center of said Branch, North 36 degrees 04 minutes 09 seconds West a distance of 43.86 feet, to a point for corner;

THENCE, continuing along the center of said Branch, North 82 degrees 54 minutes 58 seconds West a distance of 480.00 feet, to a point at the Southeast corner of said Cochran Circle Addition;

THENCE, along the East line of said Cochran Circle Addition, North 06 degrees 54 minutes 19 seconds East a distance of 423.00 feet, to the Point of Beginning and containing 4.970 acres of land.


EXHIBIT A                                                                 Page 1

                                                                    Exhibit 99.1


                                    EXHIBIT B
                                       TO
                           CONSTRUCTION LOAN AGREEMENT
                           ---------------------------


A Origination/Commitment Fee in the amount of $22,750.00, in cash.

The Note, dated the Closing Date.

The Deed of Trust, dated the Closing Date.

The Guaranty of BEHRINGER HARVARD SHORT-TERM OPPORTUNITY FUND I LP, dated the Closing Date.

The Title Policy.

Tthe Construction Contract.

The Architectural Contract, if in writing.

The Plans.

The Engineer's Agreement.

The Survey bearing a date sufficiently current for the Title Company to modify the standard survey exception to the mortgagee title policy as required by this Agreement

Financing Statements (Form UCC-1 or as required by Lender) with respect to the security interests granted in the Loan Documents, together with evidence of the priority of the respective security interests perfected thereby.

Insurance Policies, certificates and binders required pursuant to Section 4.01 and Exhibit F to this Agreement.

Financial Statements.

All permits and authorizations required by the Governmental Requirements with respect to the construction of the Improvements and development of the Property.

Subordination of all leases and contracts affecting the Property on a form acceptable to Lender in its sole, reasonable discretion.

Satisfactory evidence that all zoning ordinances or restrictive covenants affecting the Property permit the present and intended uses of the Property and have been and will be complied with. Zoning evidence shall include reasonable evidence (and if requested by Lender, such evidence shall include a letter or certificate from an authorized representative of the zoning authority, addressed to Lender), adequately identifying the Land on an attached photocopy of the applicable zoning map, stating the zoning classification applicable to the Land and the uses permitted by that classification, and specifying all applicable height restrictions, off-street parking requirements and


EXHIBIT B                                                                 PAGE 1
---------

                                                                    Exhibit 99.1


building setback requirements. If required by Lender, certified copies of the applicable portions of the zoning ordinance shall be provided.

Satisfactory evidence of the Property's compliance with the requirements of all applicable environmental protection laws, rules and regulations, whether federal, state or municipal.

Satisfactory evidence that all of the streets providing access to perimeters of the Property have been either dedicated to public use or established by private easement, duly recorded in the records of the county in which the Property is located, and have been fully installed and accepted by Governmental Authority, that all costs and expenses of the installation and acceptance thereof have been paid in full and that there are no restrictions on the use and enjoyment of such streets that adversely affect, limit or impair Borrower's ability to develop and construct the Property or operate the Property for the purposes and in the manner represented to Lender.

Satisfactory evidence of the availability of all utilities to the Property, including specifically, but without limitation, gas, electricity, drainage, sanitary sewer, water and telephone services. Evidence in the form of letters from utility service companies must state (a) if the Property is already connected for such service, the size or capacity of the service line(s) and the status of the account; or (b) if the Property is not connected for such service, the location and size or capacity of the nearest service line with respect to (and distance from) the Land, the availability of connection thereto to serve the Property, and the approximate cost of extending service to the Property in the quantity needed adequately to serve the Property with all Improvements completed.

A letter from a qualified engineer acceptable to Lender stating that the street access to the Property and the utilities available to the Property are adequate to serve the Property and the intended uses thereof.

A letter containing an express warranty and representation by an officer of Borrower to Lender stating that Borrower is either exempt from or in compliance with the requirements of the Interstate Land Sales Full Disclosure Act, 15 U.S.C. ss. 1701, ET SEQ.

If Borrower is a general partnership or a joint venture, a true and complete copy of an executed copy of Borrower's partnership agreement or joint venture agreement and all amendments thereto accompanied by:

                (a) a certificate dated the Closing date, executed by such of the partners or venturers as Lender may require, that (i) such copy is correct and complete; (ii) the partnership agreement or joint venture agreement is in full force and effect and constitutes the complete agreement among the partners or venturers with respect to the partnership or joint venture; (iii) the partnership or joint venture has not been dissolved or terminated and no proceeding for dissolution or termination is contemplated; (iv) no default or event which with the lapse of time or the giving of notice or both could become a default has occurred under the partnership agreement or joint venture agreement; and (v) the consent referred to in Paragraph (b) below has not been amended or revoked in any respect and remains in full force and effect as of the Closing Date.

                (b) The joint written consent of all partners or venturers, bearing a Current Date and irrevocable except upon actual receipt by Lender of written notice of revocation signed by all such partners or venturers, approving the Loan Documents, authorizing the transactions contemplated by this Agreement and, if the Loan Documents are to be executed on behalf of the partnership or joint venture by less than all of its partners or venturers, specifying by name each


EXHIBIT B                                                                 PAGE 2
---------

                                                                    Exhibit 99.1


partner or venturer authorized to so execute such Loan Documents and whether and to what extent execution by more than one is required.

If Borrower is a corporation:

                (a) A copy of the articles of incorporation, and all amendments thereto, of Borrower, accompanied by certificates that such copy is correct and complete which have been issued by (i) the appropriate governmental official of the jurisdiction of incorporation thereof bearing a Current Date and
(ii) the secretary and the President of such corporation as of the Closing Date.

                (b) A copy of the bylaws, and all amendments thereto, of Borrower, accompanied by a certificate that such copy is correct and complete, dated the Closing Date, executed by the secretary and the President of such corporation.

                (c) A certificate of incumbency of all officers of Borrower who will be authorized to execute or attest any of the Loan Documents on behalf of Borrower, dated the Closing Date, executed by the secretary and the president of such corporation.

                (d) A copy of resolutions approving the Loan Documents and authorizing the transactions contemplated in this Agreement, duly adopted by the board of directors of Borrower, accompanied by a certificate of the secretary and the President of such corporation, dated the Closing Date, that such copy is a true and correct copy of resolutions duly adopted at a meeting of or by the unanimous written consent of the board of directors of such corporation and that such resolutions have not been amended or revoked in any respect and are in full force and effect as of the Closing Date.

 If Borrower is a limited partnership:

                (a) A true and complete copy of an executed copy of Borrower's limited partnership agreement, and all amendments thereto, accompanied by:

(1) a certificate dated the Closing Date, executed by each general partner of Borrower, that (i) such copy is correct and complete; (ii) the limited partnership agreement is in full force and effect; (iii) the limited partnership has not been dissolved or terminated and no proceeding for dissolution or termination is contemplated; (iv) no default or event which with the lapse of time or the giving of notice or both could become a default has occurred under the limited partnership agreement; and (v) the consent referred to in paragraph (2) below has not been amended or revoked and remains in full force and effect as of the Closing Date.

(2) The written consent of each general partner, and of each limited partner to the extent required by the limited partnership agreement, bearing a Current Date and irrevocable except upon actual receipt by Lender of written notice of revocation signed by all such partners, approving the Loan Documents, authorizing the transactions contemplated by this Agreement and, if, pursuant to permission therefor in the limited partnership agreement, the Loan Documents are to be executed on behalf of the limited partnership by less than all of the general partners, specifying by name each general partner authorized to so execute such Loan Documents and whether and to what extent execution by more than one is required.


EXHIBIT B                                                                 PAGE 3
---------

                                                                    Exhibit 99.1


                (b) A copy of Borrower's certificate of limited partnership and all amendments thereto, accompanied by certificates that such copy is correct and complete which have been issued by (i) the appropriate governmental official of the jurisdiction of formation thereof bearing a Current Date and
(ii) a general partner of Borrower as of the Closing Date.

Satisfactory evidence of the existence, good standing and qualification to do business of Borrower.

For each general partner of a limited partnership borrower and each Guarantor which is not an individual, copies of documents, certificates, evidence and other items as provided above with respect to a borrower of the same type of organization.

Such other satisfactory evidence as Lender shall require that all necessary action on the part of Borrower and each Guarantor has been taken with respect to the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby so that this Agreement and all other Loan Documents to be executed and delivered by or on behalf of Borrower or any Guarantor will be valid and binding upon Borrower, Guarantor or person executing and delivering such document, as the case may be.

Breakdown of all costs and expenses required to complete development and construction of the Property, in detail and in amount acceptable to Lender.

Application for Advance.

List of true full names and addresses, then available to Borrower, of all contractors, subcontractors and materialmen who are to provide labor, materials or services in the construction of the Improvements.

If applicable, a copy of the executed purchase agreement (including all amendments thereto) pursuant to which Borrower acquired or will acquire the Land showing the purchase price and the terms and conditions of purchase.


EXHIBIT B                                                                 PAGE 4
---------

                                                                    Exhibit 99.1


                                    EXHIBIT C
                                       TO
                           CONSTRUCTION LOAN AGREEMENT
                           ---------------------------
                                  (PAGE 1 OF 4)


The Engineer:     ___________________________________________, project engineer

The Closing Date:       The date of this Agreement.

The Completion Date:    ___________________________

The Contractor(s):      TBD

The Guarantor(s):       Behringer Harvard Short-Term Opportunity Fund I LP

The Improvements:       All water mains, sewer mains, streets and drainage
                        improvements, and other utility facilities associated with the subdivision of the Land into 19 residential lots as shown on the drawing which is part of this Exhibit "C"

Retainage to be deducted from Advance: Up to Ten percent (10%).

Frequency of Advances:  Not more than one each month

The Title Company:      Republic Title of Texas, Inc., 2626 Howell Street, 10th
                        Floor, Dallas, Texas 75204, Telephone (214) 855-8888.


EXHIBIT C                                                                 PAGE 1
---------

                                                                    Exhibit 99.1


                                    EXHIBIT D
                                       TO
                           CONSTRUCTION LOAN AGREEMENT
                           ---------------------------


                                 APPROVED BUDGET
                                 ---------------


----------------------------------------------------------------------------
                     NORTHWEST HIGHWAY SUMMARY BUDGET
----------------------------------------------------------------------------
Land                                                        $     4,518,000
Engineering                                                 $         3,000
Survey & Staking                                            $        18,700
Permits and City Fees                                       $         1,000
Home and Pool Demolition                                    $         2,500
Erosion Control                                             $        11,290
Rough Site Prep                                             $        83,245
Water Distribution                                          $        86,221
Sanitary Sewer                                              $        68,907
Storm Sewer                                                 $        68,649
Elect-Gas-Telep-Cable Instal.                               $        25,000
Street Paving                                               $       124,360
Miscellaneous                                               $        27,200
Wall and Fence                                              $        91,250
Entry Gate                                                  $        25,000
Street Lights & Signage                                     $        23,000
Tree Mitigation                                             $        61,500
Landscaping & Architect                                     $        35,000
Walking Trail and Gazebo                                    $        11,000
Retaining Wall                                              $       132,858
Final Grade and Seed                                        $        10,070
Contingency                                                 $        30,000
Bonds & Testing                                             $        32,700
----------------------------------------------- ----------------------------
TOTAL HARD CONSTRUCTION COSTS                               $     5,490,450
----------------------------------------------- ----------------------------
Sales & Mktg.                                               $       212,501
General & Admin.                                            $       210,725
Contingency                                                 $        20,000
Interest                                                    $       137,298
----------------------------------------------- ----------------------------
TOTAL PROJECT COSTS                                         $     6,070,974
----------------------------------------------- ----------------------------


EXHIBIT D                                                                 PAGE 1
---------

                                                                    Exhibit 99.1


                                    EXHIBIT E
                                       TO
                           CONSTRUCTION LOAN AGREEMENT
                           ---------------------------


                            TITLE POLICY REQUIREMENTS
                            -------------------------


        Borrower shall deliver to Lender, at Borrower' expense, for Texas property, a Texas mortgagee policy of title insurance (Form T-2), acceptable to Lender and Lender's counsel. The Title Policy shall (a) show "The Frost National Bank" as the insured mortgagee; (b) insure the lien of the Deed of Trust as a first lien against the Land and Improvements in the full amount of the Loan; (c) delete the exception for matters which a current survey would show, and all "standard" exceptions which can be deleted, to the fullest extent authorized under applicable title insurance rules and Borrower shall satisfy all requirements therefor; (d) contain (i) no exception for standby fees or real estate taxes other than standby fees and real estate taxes for the year in which the Closing Date occurs to the extent the same are not then due and payable in which case the same shall be endorsed "not yet due and payable" and (ii) no exception for subsequent assessments for prior years; (e) provide full coverage against mechanic's liens to the extent authorized by applicable title insurance rules and Borrower shall satisfy all requirements therefor; (f) contain only such exceptions (regardless of rank or priority) Lender approves, and Borrower shall cause to be delivered to Lender true, complete and fully legible copies of all recorded instruments shown as exceptions, including the subdivision plat (if any) and any restrictive covenants; (g) insure that no restrictive covenants shown in the Title Policy have been violated, and that no violation of the restrictions will result in a reversion or forfeiture of title; (h) insure that the lands shown in the required Survey are one and the same as the lands encumbered by the Deed of Trust, and that all recorded easements and other exceptions locatable on the ground are located as shown on the Survey; (i) insure that indefeasible or marketable (as coverage is available) fee simple title to the Land and Improvements is vested in Borrower; (j) contain such endorsements Lender requires and are available under applicable title insurance rules and Borrower shall satisfy all requirements therefor; (k) insure any easements, leasehold estates or other matters appurtenant to or benefiting the Land and/or the Improvements as part of the insured estate and not show the same as exceptions; (l) provide the recording information for the UCC financing statement (if any) filed in the real estate records of the county where the Land is located; (m) insure that the Loan is also secured by a vendor's lien (to be specifically retained in the deed to Borrower) to the extent the Loan is a purchase-money loan; (n) insure the zoning of, and the right of access to, the Land to the extent authorized under applicable title insurance rules and Borrower shall satisfy all requirements therefor; and (o) contain provisions acceptable to Lender regarding Advances of Loan funds after the Loan closing (including any Advances for which no title update may be required).

        Borrower shall be solely responsible for satisfying the requirements of the Title Company necessary to allow the Company to issue the Title Policy required by this Agreement. The conditions to Lender's obligation to make the Loan will not be satisfied if the Title Policy required by this Agreement is not, or cannot be, issued, whether caused by Borrower's failure to satisfy the underwriters requirements or otherwise.

        Borrower shall provide to Lender the underwriter's standard "closing protection letter" with respect to the Title Company issuing the Title Policy.


EXHIBIT E                                                                 PAGE 1
---------

                                                                    Exhibit 99.1


        The Title Company shall execute Lender's written closing instructions (and if required by Lender shall endorse the title commitment at the closing of the Loan) to insure any "gap" between the effective date of the title commitment and the date of recording the Deed of Trust, and Borrower shall execute any affidavits, personal undertakings and indemnity agreements required by the underwriter for that purpose.

        The premiums for the Title Policy are budgeted costs of the Property and shall be paid at the Loan closing or, if Lender so consents in its sole discretion, in installments with Advances of the Loan if and to the extent authorized by applicable title insurance rules.

        The Title Company shall record the Deed of Trust, and other documents as requested by Lender, and shall be prepared to accept the first Advance of Loan proceeds in escrow for further disbursement to Borrower (or as directed by Borrower) when the Title Company has executed Lender's closing instructions (and marked up the title commitment to the satisfaction of Lender, if required by Lender) and has indicated that all conditions to the issuance of the Title Policy have been satisfied.

        Lender shall have the right to require but not the obligation to consent to an underwriter that must obtain co-insurance and/or reinsurance, and in that event reference herein to the "Title Policy" shall include each title policy issued on a co-insurance basis and each reinsurance agreement. Each reinsurance agreement shall be a direct access facultative reinsurance agreement satisfactory to Lender.

        The amount of risk under the Title Policy retained by the underwriter (and each coinsurer, if coinsurance is required by Lender) and ceded to each reinsurer shall not exceed twenty-five percent (25%) of its respective "Adjusted Net Worth," which is defined as its net worth (as reported in its most recent financial statements) plus reserves for losses, minus value of title plants.


EXHIBIT E                                                                 PAGE 2
---------

                                                                    Exhibit 99.1


                                    EXHIBIT F
                                       TO
                           CONSTRUCTION LOAN AGREEMENT
                           ---------------------------


                             INSURANCE REQUIREMENTS
                             ----------------------


        Borrower shall maintain with responsible insurance companies having at least an A Policyholder's Rating and a Financial Size Rating of XII by Alfred M. Best Company (or another company approved by Lender) the following:

        1. OTHER. Such other insurance on the Property, or any replacements or substitutions thereof, or additions thereto, and in such amounts as may from time to time be required by Lender against other insurable hazards or casualties which at the time are commonly insured against in the case of premises similarly situated, due regard being given to the height and type of the buildings and improvements, or any replacements or substitutions therefor, or additions thereto, and their construction, location, use and occupancy.

        2. CONTRACTS. With respect to any Contractor performing work in connection with the Improvements such insurance as Bank shall reasonably require.

All insurance policies shall be "OCCURRENCE" based policies, issued and maintained by Insurers, in amounts, with deductibles, and in form satisfactory to Lender, shall require not less than thirty (30) days' prior written notice to Lender of any cancellation lapse, expiration, reduction or other change of coverage, and shall provide, if possible, for payment of all costs and expenses incurred by Lender in the event of any contested claim. Without limiting the discretion of Lender with respect to required endorsements to insurance policies, all such policies for loss or damage to the Property shall contain a standard mortgagee clause (without contribution) naming Lender as mortgagee with loss proceeds payable to Lender. All such policies also shall provide that the validity and enforceability of such policies will not be affected by, and the proceeds of such policies will be payable to Lender notwithstanding any (i) act, failure to act, or negligence of the insured, (ii) any violation of any warranty, declaration or condition contained in any such policy by the insured,
(iii) the occupancy or use of the Property for purposes more hazardous than permitted by the terms of the policy, (iv) the exercise of the power of sale or any foreclosure or other action or proceeding taken by Lender pursuant to the Loan Documents, or (v) any change in title to or ownership of the Property. In the case of policies of "EXTENDED COVERAGE" insurance carried by a lessee of the Property for the benefit of Borrower, Borrower will upon request of Lender cause such policies to be endorsed to provide for payment of proceeds to Lender as its interests may appear.


EXHIBIT F                                                                 PAGE 1
---------